UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23939

Date of Notification: Monday, October 6, 2025

2.	Exact name of Investment Company as specified in registration statement:

AB CarVal Credit Opportunities Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

1601 Utica Avenue South

Suite 1000

Minneapolis, MN 55416

4.	Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Matthew Johnson
Matthew Johnson
Treasurer/Chief Financial Officer of AB CarVal Credit Opportunities Fund

AB CARVAL CREDIT OPPORTUNITIES FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE

IF YOU OWN THESE SHARES THROUGH A FINANCIAL INTERMEDIARY, CONTACT

YOUR FINANCIAL INTERMEDIARY

October 6, 2025

Dear AB CarVal Credit Opportunities Fund Shareholder,

The purpose of this notice is to inform you of the upcoming quarterly repurchase offer for AB CarVal Credit Opportunities Fund (the “Fund”). If you have no need or desire to sell your shares this quarter, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. The Fund is offering to repurchase 5% of its total shares during this repurchase offer period. If total repurchase requests exceed 5% of the Fund’s total shares, the Fund may (but is not obligated to) increase the number of shares that it is offering to repurchase by up to an additional 2% of its total shares. Note that if shares requested to be repurchased exceed the number offered for repurchase, the Fund will repurchase tendered shares on a pro rata basis. In the event of an oversubscribed repurchase offer, you may be unable to liquidate some or all of your investment and will have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase.

Any sale of shares to the Fund pursuant to this repurchase offer will generally be a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time if you do not need or desire to sell your shares.

The repurchase offer period will begin on October 6, 2025, and end on November 5, 2025 at the Fund’s close of business, which is the close of business of the New York Stock Exchange (4:00 p.m. ET). If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.

If your shares are held at your financial advisor, broker, dealer or other financial intermediary, please ask your financial advisor, broker, dealer or other financial intermediary to submit a repurchase request for you. Your financial advisor broker, dealer or other financial intermediary may have different requirements for making a repurchase request during the repurchase offer period. None of the Fund, AB CarVal Investors, L.P. or AllianceBernstein Investments, Inc. is responsible for any errors committed by your financial advisor, broker, dealer or other financial intermediary in submitting a Repurchase Request Form for you. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.

2.

If you have a direct account held with the Fund, please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, AllianceBernstein Investor Services, Inc., by 4:00 p.m., Eastern Time, on November 5, 2025 to be effective.

For informational purposes, on September 30, 2025, the net asset value per share of each outstanding class of shares of the Fund was:

Advisor Class (ABAYX) - $10.24

Class A (ABAAX) - $10.24

Class C (ABACX) - $10.22

Class U (ABAUX) - $10.23

Shareholders should realize that the net asset value of the Fund (and therefore the net asset value of the shares held by each shareholder) likely will change between September 30, 2025 (the most recent date as of which net asset value is available) and November 5, 2025, when the value of the shares tendered to the Fund will be determined for purposes of calculating the purchase price of such shares. Any tendering shareholders that wish to obtain the most current net asset value of their shares on this basis should contact the Fund at 800- 221-5672.

Class C Shareholders who tender for repurchase Class C Shares that have been held for less than one year after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lesser of the net asset value of the shares at the time of repurchase or the original purchase price. In addition, purchases of Class A Shares of $250,000 or more may be subject to a CDSC of 1.50% on shares tendered for repurchase within 12 months. Shares acquired through the Fund’s dividend reinvestment plan, reinvestment of dividends or capital gain distributions are not subject to a CDSC.

All repurchase requests must be received in good order by 4:00 p.m., Eastern Time, on November 5, 2025, to be effective. Shareholders must submit one Repurchase Request Form for each class they wish to tender.

If you have questions, please call your financial advisor or the Fund at 800-221-5672.

Sincerely,

AB CarVal Credit Opportunities Fund

AB CARVAL CREDIT OPPORTUNITIES FUND

REPURCHASE OFFER

1. The Offer. AB CarVal Credit Opportunities Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding shares at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s Prospectus.

2. Net Asset Value. On September 30, 2025, the NAV of Advisor Class (ABAYX) was $10.24 per Share, the NAV of Class A (ABAAX) was $10.24, the NAV of Class C (ABACX) was $10.22 and the NAV of Class U (ABAUX) was $10.23. Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the Repurchase Request Deadline. The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date (defined below) may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 800-221-5672 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on November 5, 2025.

4. Repurchase Pricing Date. The Fund expects that the NAV used to calculate the repurchase price will be determined as of the close of business on November 5, 2025 (the “Repurchase Pricing Date”). In any event, the NAV used to calculate the repurchase price must be determined no later than fourteen (14) days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. The Fund’s NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee or a redemption fee.

6. Contingent Deferred Sales Charge. Class C Shareholders who tender for repurchase Class C Shares that have been held for less than one year after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lesser of the net asset value of the shares at the time of repurchase or the original purchase price. In addition, purchases of Class A Shares of $250,000 or more may be subject to a CDSC of 1.50% on shares tendered for repurchase within 12 months. Shares acquired through the Fund’s dividend reinvestment plan, reinvestment of dividends or capital gain distributions are not subject to a CDSC.

7. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If shareholders tender for repurchase more shares than the number of shares that the Fund is offering to repurchase, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus two percent (2%) of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender, and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. Your shares may be subject to NAV fluctuation during the period between quarterly repurchase offers.

8. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 5, 2025.

9. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees of the Fund, including a majority of the Trustees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended), and only in the following limited circumstances:

•	If making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

•

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s shares; and

•	For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

10. Tax Consequences. You should review the tax information in the Fund’s Prospectus and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s adviser, the Fund’s transfer agent, the Fund’s distributor, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Fund’s adviser, the Fund’s transfer agent, or the Fund’s distributor is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s Prospectus, which is available from your financial consultant. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial consultant.

AB CarVal Credit Opportunities Fund

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, November 5, 2025.

AB Carval Credit Opportunities Fund

c/o AllianceBernstein Investor Services

8000 IH 10 West, 13th Floor

San Antonio, TX 78230

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the Fund’s outstanding shares and that if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Name(s) of Registered Shareholders:

Account Number: _______________________________

Daytime Telephone Number:

Share Class Tendered (check the appropriate box*):

☐	Advisor Class (ABAYX)
☐	Class A (ABAAX)
☐	Class C (ABACX)
☐	Class U (ABAUX)

*	Shareholders must submit one request form for each class they wish to tender.

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Full Tender:	Please tender all shares of the class designated above in my account.

Partial Tender:	Please tender ___________shares of the class designated above from my account.

Dollar Amount:	Please tender enough shares of the class designated above to net $____________.

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

  Federal Income Tax Withholding is to be withheld at   % (If a percentage is not specified, 10% will automatically be withheld)

  I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

If you want to request that 100% of the cash payment from the repurchase be sent to a single destination, please check one option below and provide the relevant information. Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

☐	Journal to Bernstein Account Number:

☐	Check Payable to:

Mailing Address:

☐	Wire or ACH Transfer (circle one)

Destination Bank:

ABA Routing Number or BIC/SWIFT:

Mailing Address:

Recipient Institution:

Account Number:

Recipient/For Credit to: (Account Title)

Account Number: (if applicable)

Alternatively, if you want to request that cash payment of the note be divided among two or more destinations, please provide the relevant instructions in this section, specifying amounts and percentages as needed:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 800-221-5672 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the National Association of Securities Dealers, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By: